

SilverBow Resources Corporate Presentation

August 2022

SilverBow
RESOURCES®

Forward-Looking Statements







THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, services costs, impact of inflation, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "could," "believe," "anticipate," "intend," "estimate," "budgeted," "guidance," "forecast," "expect," "may," "continue," "predict," "potential," "plan," "project" and similar expressions although not all forward-looking statements contain such identifying words. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: the severity and duration of world health events, including the COVID-19 pandemic, related economic repercussions including disruptions in the oil and gas industry; the supply of oil and actions by the members of the Organization of the Petroleum Exporting Countries ("OPEC") and Russia (together with OPEC and other allied producing countries, "OPEC+") with respect to oil production levels and announcements of potential changes in such levels; general economic and political conditions, including inflationary pressures, a general economic slowdown or recession, political tensions or war; the benefits of and risks related to the SandPoint and Sundance transactions including risk that the benefits of the transactions may not be fully realized or may take longer to realize than expected, we fail to successfully integrate the properties and assets into our business, and that management attention will be diverted to integration-related issues; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, performance of contracts and supply chain disruptions; volatility in natural gas, oil and NGL prices; liquidity including our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts and strategic initiatives; timing, cost and amount of future production of oil and natural gas; expectations regarding future free cash flow; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form-Q and Current Reports on Form 8-K filed thereafter.

All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity. THIS PRESENTATION references non-GAAP financial measures. Please see the Appendix to this presentation for definitions and reconciliations to the most directly comparable GAAP measure. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP. THIS PRESENTATION includes information regarding our PV-10 as of 6/30/22. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC or strip prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC or strip prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SilverBow
RESOURCES®

SilverBow Investment Highlights

SBOW LISTED NYSE 5 YEARS

Pure Play E&P	Established operator with deep technical experience and in-basin knowledge
Balanced Commodity Mix	Inventory provides optionality in capital allocation based on prevailing commodity prices
Exposure to Premium Markets	Competitive advantage from exposure to favorable Gulf Coast pricing
Focus on Costs & Margins	Peer-leading cost structure with relentless focus on margins and capital efficiency
Returns Driven	Maximize return on capital investments through repeatable execution and financial discipline

Long-term strategy remains intact with multiple playbooks for the future

Company Overview

SBOW LISTED NYSE — 5 YEARS

SilverBow RESOURCES®

Strategic Aim Targeted Results

SilverBow is an independent oil and gas company with operations spanning all commodity phase windows of the Eagle Ford and Austin Chalk in South Texas



Legend
SilverBow Acreage
Fayette
Colorado
Gonzales
Lavaca
De Witt
Karnes
Atascosa
Dimmit
La Salle
Live Oak
McMullen
Webb

Corporate Profile

DISCIPLINE	Ability to allocate capital across a diversified commodity base
EXECUTION	Track record of solid well results and free cash flow generation
PRICING	Infrastructure proximity to favorable Gulf Coast markets
EFFICIENCY	Focus on reducing costs to maximize margins and returns
FLEXIBILITY	Balance sheet provides financial and operational flexibility
LEADERSHIP	Proven management team with substantial experience in the play

NYSE Symbol	SBOW
Market Capitalization(1)	$1.0 billion
Enterprise Value(1)	$1.6 billion
6/30/22 PDP PV-10 Value(2)	$1.8 billion
2Q22 Production	238 MMcfe/d
2Q22 Production Mix	78% Gas
6/30/22 Proved Reserves(2)	1,599 Bcfe
% Proved Developed	48%
Net Acreage(3)	176,000

Disciplined growth prioritizing significant free cash flow generation

(1) Refer to Appendix for calculation of Market Capitalization and Enterprise Value
(2) PV-10 based on SilverBow's unaudited reserves and SEC pricing as of 6/30/22. Includes recent acquisitions
(3) Acreage position as of 6/30/22. Includes recent acquisitions

ESG: At the Core of Our Business

5 YEARS SBOW LISTED NYSE

Environmental

SilverBow is committed to reducing environmental impact through sustainable operations

- Focused on reducing GHG emissions, especially methane emissions throughout its asset base.
- Utilizes green flowbacks to reduce gas flaring and currently in the process of reviewing flare efficiencies.
- Implementing various continuous monitoring and process improvements.

Social

SilverBow is committed to its workforce through cultural "SBOWay" values

- Recognizing employee contributions with spot bonus excellence awards, providing industry leading benefits, training and hybrid corporate work environment
- "Leads the Way" through SilverBow Cares – feeding the hungry, serving the military and supporting education

SBOWay: ONE TEAM • UNLEASH POTENTIAL • DRIVE VALUE • LEAD THE WAY • SAFETY STRONG

Governance

SilverBow aligns executive compensation with the creation of shareholder value

- Independent
  - 6 out of 7 Directors, incl. Chairman
  - Compensation Consultant
- Strong historical shareholder support for Say on Pay
  - ~99% support in 2022
- Annual compliance by all Directors, Officers and employees

Safety

SilverBow maintains a safe and incident free workplace

- "Safety Strong": 1,545+ days since last Lost Time Accident
- Production Operations team recently celebrated its five year anniversary with zero OSHA recordable accidents and over six years since last LTA (includes employees and all contractors and services personnel)
- 3-Yr Avg. TRIR(1) of 0.13; 2021 TRIR of 0.15; 1H22 of 0.0

TOP WORK PLACES 2020 | TOP WORK PLACES 2021 | HOUSTON CHRONICLE

Along with being recognized as a Top Workplace for the second consecutive year, SilverBow was recently honored to be selected by the Houston Chronicle as a Top 100 Public Company. SilverBow ranked as number 17 of the 100 awarded public companies in Houston for our 2021 performance.

HOUSTON'S LEADING COMPANIES 2022 HOUSTON CHRONICLE 100 PRESENTED BY TEXASINC.

SBOW recognized as a Top Workplace in Houston for the second year in a row!

(1) Total Recordable Incident Rate (TRIR) is total number of recordable incidents x 200,000 divided by total worker-hours worked

2Q22: Shifting Into Higher Gear

SBOW LISTED NYSE 5 YEARS

RECENT HIGHLIGHTS

Acquisition Activity	Closed SandPoint and Sundance acquisitions Meaningfully increases production and cash flows Acreage highly contiguous with existing footprint
D&C Activity	Drilled 7 net wells and completed 15 net wells Brought online 8-well Webb County pad, including 2 Austin Chalk wells proving to be SilverBow's best to date
Operating Performance	Production of 238 MMcfe/d; Adjusted EBITDA of $85MM Realized oil price: $109.94/Bbl; 103% of NYMEX WTI Realized gas price: $7.29/MMBtu; 102% of NYMEX HH
Production Ramp	Picked up 2nd rig upon closing Sundance acquisition 1 rig dedicated to oil drilling; 1 rig dedicated to gas drilling 2H22/1H22: +35% production growth +150% oil increase
Balance Sheet	Increased borrowing base to $775MM from $525 million 2Q22 liquidity of $284MM, $23MM increase Q/Q Continue tracking toward YE22 leverage ratio ~1.0x

Track Record of South Texas Acquisitions



Eagle Ford Shale Play
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
Zavala
Frio
Atascosa
Dimmit
La Salle
McMullen
Live Oak
Bee
Webb
Duval
SilverBow
RESOURCES®
SilverBow
Acquired Assets
Private Co.
Post Oak
Teal
0 12.5 25 50
Miles

Acquisition Highlights[(1)]

Key Asset Statistic	Private Co.	Post Oak	Teal	SandPoint	Sundance	Total
Closed Date	Aug-21	Oct-21	Nov-21	May-22	Jun-22	--
Total Consideration ($MM)	~$24 (cash & stock)	~$33 (all stock)	~$75 (cash & stock)	~$71 (cash & stock)	~$354 (cash & stock)	~$557 (cash & stock)
Net Acres	848	41,000	17,000	26,600	39,000	124,500
Net Production (Boe/d)	~1,667 (Apr-21)	~1,580 (Jun-21)	~2,500 (May-21)	~4,650 (May-22)	~11,100 (Jan-22)	~21,497
Production Mix	100% gas	39% liquids	71% liquids	30% liquids	84% liquids	61% liquids
PDP Wells (WI / NRI)	12 (16% / 12%)	21 (100% / 75%)	111 (56% / 42%)	18 (~96% / ~72%)	239 (83% / 64%)	429 (76% / 58%)
Net Locations	17	25+ oil / 75+ gas	100+	~44	~155	415+

(1) Figures based on time of announcement of acquisition

SilverBow Transactions Unlocking Value

SBOW LISTED NYSE 5 YEARS

Building Scale Through M&A
- Successfully closed five acquisitions since August 2021; Sundance acquisition largest in Company history
- Increased scale and optimized development plan drive double-digit production and EBITDA growth

Compelling Industrial Logic
- Acquired acreage highly contiguous with existing SilverBow footprint
- Drives capital and operating efficiencies, with additional value expected to realized over time

Financially Accretive Across Key Metrics
- Accretive to 2022E / 2023E CF per share and FCF per share
- Supported by $400-$450 million of 2022E EBITDA and ~$700 million of 2023E EBITDA

Adding Liquids-Weighted Production and Inventory
- Significantly increased core inventory with ~200 net economic locations acquired in 2022
- Sundance acquisition provides oil optionality to complement existing high return gas-weighted inventory

Strengthening Financial Profile with Increased Free Cash Flow
- Expects to generate ~$250MM of 2023E FCF(1) with projected 2023E FCF Yield >25%
- FCF outlook drives optionality to pay down debt, re-invest in drillbit, pursue acquisitions and return to shareholders

Maintaining Conservative Leverage with Simplified Balance Sheet
- Enhanced cash flows accelerate delevering with YE22 target of ~1.0x and YE23 target of ~0.5x
- PDP PV-10 / Total Debt of 2.8x with a PDP PV-10 of $1.8 billion at 6/30/22 SEC pricing

Note: Projections based on $90 WTI / $4.75 HH. Reflects contribution from SandPoint after 5/10/22 and Sundance after 6/30/22. Hedge book as of 7/29/22

(1) Free cash flow calculated as EBITDA less interest expense, cash taxes and capex

Robust Growth Over Two Year Period

SBOW LISTED NYSE — 5 YEARS

Adjusted EBITDA and Leverage(1)



($MM)
$1,000
$800
$600
$400
$200
$0
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
Adj. EBITDA
Total Debt / EBITDA
~$700
$400 - $450
~1.0x
~0.5x
2017
2018
2019
2020
2021
2022E
2023E

>2.0x

EBITDA Growth

Significant contribution from acquisitions 2021-2023E

~0.5x

YE23 Leverage Target

Expect to continue debt paydown and further de-lever over time

>25%

2023E FCF yield

Growing shareholder value; Represents >$11 FCF per share

Growing cash flows and scale while improving balance sheet

Note: Projections based on $90 WTI / $4.75 HH. Reflects contribution from SandPoint after 5/10/22 and Sundance after 6/30/22. Hedge book as of 7/29/22

(1) Adjusted EBITDA excludes pro forma add-backs and amortized hedge gains which are included SilverBow's leverage ratio calculation



Operations Update

2022: Key Objectives & Looking Ahead

5 YEARS SBOW LISTED NYSE

Key Objectives

Increase *scale through double digit production and EBITDA growth*

Expand *high-return inventory through leasing and accretive acquisitions*

Optimize *capital efficiency and cost metrics within balanced portfolio*

De-lever *balance sheet through debt reduction and cash flow generation*

3Q22 Preview

OPERATIONS

Production ramp from 15 2Q TILs

Second drilling rig added to develop acquired acreage

CAPEX

Expect ~$100MM 3Q22 Capex

Enhanced procurement and logistics mitigate cost inflation

M&A / A&D

Multiple acquisition opportunities in competitive market

Strategic leasing campaign

FY22 Outlook

OPERATIONS

Focus on returns and efficiencies

Continue to monitor service cost environment

CAPEX

Optimization of two-rig program

FY22 Capex of $300-$330MM

INTEGRATION

Increased scale from recent acquisitions

Targeting YE22 leverage of ~1.0x

Consistent execution of key objectives underpin SBOW's winning strategy

Note: All well counts shown on net basis

2022 Budget & Preliminary 2023

Operations

Two-Rig Program Beginning 2H22

1 rig drilling liquids-weighted inventory and
1 rig drilling gas-weighted inventory

- ~90% of capital program allocated to D&C
  - Drill: 45 net wells
  - Complete: 42 net wells
- ~55% oil/liquids development
- Address capital and cost inflation without sacrificing cycle time efficiencies
- Ability to adjust cadence of operations real time

Capital Budget

2022 Capital Budget of $300-$330 MM



Webb County Gas
Central Oil
Western Condensate
Southern EF
Eastern Extension
Facilities, Optimization & Other
35%
36%
14%
1%
4%
10%
$300-$330 MM

Production

2023 Production Growth of ~35% Y/Y(1)

(MMcfe/d)

2H22 production ramps into 2023



293-308
331-354
272-282
~380
3Q22
4Q22
FY22
FY23

2023 Oil Growth of ~70% Y/Y(1)

(MBbls/d)

Materially increasing oil production



9.7-10.1
12.7-13.5
7.9-8.2
~14.0
3Q22
4Q22
FY22
FY23

Significant production ramp expected; +30% growth over next two years

Note: Other capital includes ~$4.6 million in capitalized G&A

(1) Based on midpoint of production guidance

Areas of Focus / Activity

SBOW LISTED NYSE 5 YEARS



SilverBow RESOURCES
0 5 10 20 Miles
Eastern Extension
Net Acres: 15,547
Gross Drilling Inventory: 79
2022 Capex: $13 MM
2022 Net Wells Drilled: 2
Central Oil
Net Acres: 58,648
Gross Drilling Inventory: 188
2022 Capex: $111 MM
2022 Net Wells Drilled: 16
Western Condensate
Net Acres: 30,801
Gross Drilling Inventory: 150
2022 Capex: $53 MM
2022 Net Wells Drilled: 9
Southern Eagle Ford
Net Acres: 60,758
Gross Drilling Inventory: 52
2022 Capex: $6 MM
2022 Net Wells Drilled: 0
Webb County Gas
Net Acres: 9,991
Gross Drilling Inventory: 164
2022 Capex: $116 MM
2022 Net Wells Drilled: 18
Fayette
Gonzales
Lavaca
Wilson
De Witt
Karnes
Frio
Atascosa
La Salle
McMullen
Live Oak
Webb
Legend
SilverBow Position
Phase Windows
Black Oil
Condensate
Volatile Oil
Wet Gas
Dry Gas

Note: Acreage position as of 6/30/22. Gross locations per management estimate as of 6/30/22, includes all reservoir categories
Note: Capex and drill schedule per latest capital plan. Capex excludes amounts budgeted to corporate and non-core
Note: 2022 net wells drilled excludes Non-Operated wells

Top Tier Assets Across Balanced Commodity Mix

SBOW 5 YEARS LISTED NYSE

Recent Gas Well Results

1. **Rio Bravo Austin Chalk Single Well (WCG)**
   30-day rate: 13 MMcf/d
   100% Gas
2. **Otto Single Well (SEF)**
   30-day rate: 12 MMcf/d
   100% Gas
3. **Fasken Austin Chalk Single Well (WCG)**
   30-day rate: 12 MMcf/d
   100% Gas
4. **La Mesa II 6 Well Pad (WCG)**
   30-day rate: 84 MMcf/d
   100% Gas
5. **La Mesa III Austin Chalk 2 Wells (WCG)**
   30-day rate: 19 MMcf/d
   100% Gas
6. **ARN 3 Well Pad (WC)**
   30-day rate: 17 MMcfe/d
   64% Gas



N
Gillespie
Edwards
Kerr
Blanco
Travis
Lee
Hays
Bastrop
Kendall
Real
Comal
Caldwell
Fayette
Bandera
Guadalupe
Bexar
Gonzales
Lavaca
Uvalde
Medina
Wilson
De Witt
Jackson
Atascosa
Karnes
Zavala
Frio
Victoria
Goliad
Dimmit
La Salle
McMullen
Live Oak
Bee
Refugio
Aransas
San Patricio
Webb
Duval
Jim Wells
Nueces
Kleberg
0
12.5
25
50
Miles

Recent Oil Well Results

1. **Evans 3 Well Pad (WC)**
   30-day rate: 3,780 Boe/d
   58% Liquids
2. **SMR 3 Well Pad (CO)**
   30-day rate: 2,190 Boe/d
   90% Liquids
3. **Briggs Knolle 4 Well Pad (WC)**
   30-day rate: 4,202 Boe/d
   78% Liquids
4. **Briggs Knolle 2 Well Pad (WC)**
   30-day rate: 2,524 Boe/d
   72% Liquids
5. **Kuykendall 3 Well Pad (CO)**
   30-day rate: 1,621 Boe/d
   89% Liquids
6. **SMR 3 Well Pad (CO)**
   30-day rate: 1,825 Boe/d
   90% Liquids

Uniquely positioned to capitalize on both commodities within the same basin

Note: SilverBow acreage position and well results as of 6/30/22

Webb County Gas – SilverBow Leads Pack in Top Wells

5 YEARS SBOW LISTED NYSE

Top 50 Wells First 3 Mo Cum Gas Production



(MMcf)
SilverBow
Other Operators
Benchmarks
1,600
1,400
1,200
1,000
800
600
400
200
0
5
10
15
20
25
30
35
40
45
50
Top 50 Average
Top Quartile Average
2nd Quartile Average
3nd Quartile Average
4nd Quartile Average

Top 50 Eagle Ford & Austin Chalk Gas Wells



Dimmit
La Salle
Webb
Top 50
SilverBow
Other

SilverBow has drilled 24 of top 50 Eagle Ford & Austin Chalk gas wells

Source: RSEG/Enverus, Company data. Data as of 7/26/22

Note: Well set includes 2,760 horizontal Eagle Ford & Austin Chalk wells in Webb county: First 3 month cumulative gas production

Webb County Austin Chalk

Commentary

- Successfully completed six Austin Chalk tests and moving to multi-well development
- 46 locations remain to be developed at Rio Bravo, Fasken and La Mesa
- Most recent three wells delivered at an average cost of $6.2 MM with an average completed length of 6,250'
- Consistent results at Rio Bravo and Fasken delivering normalized IPs over 11 MMcf/d

Webb County Map



1 RIO BRAVO STATE 201H
2 FASKEN STATE 201H
3 RIO BRAVO STATE 202H
4 LA MESA RANCH 201H
5 LA MESA RANCH 202H
6 LA MESA RANCH 203H
5 mi

Economic Potential

Drilling Locations	46
Type Curve EUR	15 Bcfe
% Gas	100%
Type Curve EUR / 1,000 ft	2.0 Bcfe
Average Lateral Length	7,500
Average Gross Well Cost ($MM)	$7.0
NPV-10 ($MM)	$9.6
IRR[2] (%)	>100%
Payout (Years)	0.95

Daily Production[1]



MMcf/d
20
18
16
14
12
10
8
6
4
2
0
0
50
100
150
200
250
300
350
Producing Days
Average Type Curve

(1) Normalized to 7,500 ft.; Early flowback/cleanup production not shown (first 7 days)

(2) Pricing: 2022 – $95 | $6.00 | 35%; 2023 – $82.50 | $4.75 | 35%; 2024 – $74.50 | $4.50 | 35%; 2025 – $71.00 | $4.30 | 35%



Finance Update

Track Record of Performance

Revenue



($MM)
($/Mcfe)
$200
$150
$100
$50
$0
($50)
($100)
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$54
$55
$82
$62
$80
$110
$101
$116
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
Oil & Gas Sales
Hedges
Per Unit

LOE



($MM)
($/Mcfe)
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$5.2
$5.3
$6.3
$5.6
$7.4
$8.4
$9.8
$10.3
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
LOE
Per Unit

Cash G&A, Net



($MM)
($/Mcfe)
$8.0
$6.0
$4.0
$2.0
$0.0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$4.8
$3.6
$3.7
$3.6
$4.1
$5.7
$3.7
$4.0
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
Cash G&A
Per Unit

Adjusted EBITDA



($MM)
($/Mcfe)
$100
$80
$60
$40
$20
$0
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$36.0
$38.3
$63.4
$42.8
$57.6
$81.8
$73.9
$85.4
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
Adj EBITDA
Per Unit

Efficient operations and low fixed costs contribute to SBOW's success

Built to Deliver Strong Margins

SBOW 5 YEARS LISTED NYSE

Corporate Cash Margin



($/Mcfe)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$3.19
$1.71
$3.34
$1.94
$5.05
$3.51
$3.19
$1.73
$4.09
$2.59
$4.80
$3.20
$4.99
$3.35
$5.38
$3.34
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
Production Expenses
Cash G&A
Interest Expense
Hedged Revenue
Corporate Cash Margin

Pre and Post-Hedge Prices



($/Mcfe)
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$2.72
$3.19
$3.27
$3.34
$5.35
$5.05
$3.60
$3.19
$5.08
$4.09
$6.58
$4.80
$6.38
$4.99
$8.44
$5.38
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
Pre-Hedge Price per Mcfe
Post-Hedge Price per Mcfe
Adj. EBITDA per Mcfe

Cost efficiencies and proactive hedging support full-cycle profitability and returns

Note: Production Expenses include LOE, T&P and Production Taxes

Geographically Advantaged to Meet Growing Demand

5 YEARS SBOW LISTED NYSE

Regional Pricing Benefits

- 100% of oil and gas production receives favorable Gulf Coast pricing
- Access to premium markets provides enhanced net-backs and pricing realizations
- Geographically advantaged differentials enhance low cost basis vs. peers
- Significant regional infrastructure presents no takeaway capacity concerns
- Ideally located to meet growing demands via existing regional infrastructure

Sources of Demand

- U.S. natural gas demand is expected to increase by over 10 Bcf/d by 2025
- LNG exports in 1H22 increased to average 12.3 Bcf per day vs 10.7 Bcf/d in FY21
- Post-COVID recovery of industrial, commercial and petrochemical demand



Petrochem. Complex ***LNG Exports*** ***Mexico Exports***

1H22 Texas Gulf Coast Oil Differentials



Cushing (WTI)
Texas
Midland
Eagle Ford
MEH



Differential to WTI
$0
$2
$4
MEH
$1.41
Midland
$1.03

All crude oil production receives favorable Gulf Coast pricing with no takeaway constraints

1H22 Natural Gas Pricing & Differentials



Rockies
$5.65
($0.39)
Panhandle
$5.97
($0.07)
Marcellus
$5.22
($0.82)
$5.91
($0.13)
San Juan
Transco
$6.05
$0.01
$5.25
($0.79)
Waha
HSC
$6.02
($0.02)
Henry Hub
$6.04
Legend
Price
Diff.

Gulf Coast market (HSC) yielding -$0.03/Mcf to $0.80/Mcf higher netbacks vs. others

Source: Platt's Inside GMR vs. Henry Hub settles, EIA 2021 Annual Energy Outlook and J.P. Morgan

SilverBow Realizes Favorable Pricing

Realized Oil Prices



($/Bbl)
96% of WTI Average Over Last 8 Quarters
(% of WTI)
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
120%
100%
80%
60%
40%
20%
-
92%
91%
96%
96%
97%
98%
98%
101%
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
Realized Oil Price
Benchmark Avg
Realized Oil % of WTI

Realized Gas Prices



($/Mcf)
111% of HH Average Over Last 8 Quarters
(% of HH)
$8.00
$6.00
$4.00
$2.00
$0.00
200%
160%
120%
80%
40%
-
100%
101%
185% (1)
104%
103%
97%
100%
102%
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
Realized Gas Price
Benchmark Avg
Realized Gas % of HH

SBOW consistently realizes prices at or above NYMEX benchmarks

(1) SilverBow experienced unusually high 1Q21 realized natural gas prices due to the unforeseen volatility from extreme cold weather conditions in February 2021. These price fluctuations are not expected to recur

Financial Discipline is Integral to Strategy

- **Maintain strong balance sheet**
  - Active hedging program to protect returns and minimize downside exposure
  - Working capital management
  - No near-term debt maturities
- **Relentless focus on driving down costs**
  - Minimize borrowing costs and financial leakage
- **Disciplined capital allocation**
  - Align capital structure with business model
  - Acute focus on full-cycle returns
  - Strategic business planning across wide range of pricing and operational scenarios
- **Conservative leverage ratio**
  - Target YE22 Leverage Ratio: ~1.0x

De-Levering the Balance Sheet[1]



3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
Improving Leverage Ratio
2.5x
2.1x
1.9x
1.7x
1.3x
1.2x
1.4x
~1.0x
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
YE22E

Debt Maturity Schedule[2]



($MM)
No near-term debt maturities
$600
$500
$400
$300
$200
$100
$0
Credit Facility $494
2nd Lien $150
2022
2023
2024
2025
2026

Acquired assets accelerate SBOW's deleveraging efforts over next 18 months

Note: Borrowing base amount reflects latest redetermination
(1) Total Debt / LTM Adjusted EBITDA for Leverage Ratio
(2) Credit facility drawn and second lien outstanding as of 6/30/22

Top Quartile Metrics Compared to Gas E&Ps

SBOW 5 YEARS LISTED NYSE

Increased scale achieved through accretive acquisitions positions SilverBow for a re-rating in line or above peer medians on multiple metrics

P/NAV Upside(1)



40%
30%
20%
10%
(10%)
(20%)
Peer Group Avg. (Excl. SBOW): 0%
Peer A
SBOW
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G

2023E FCF Yield(2)



45%
40%
35%
30%
25%
20%
15%
10%
5%
Peer Group Avg. (Excl. SBOW): 30%
SBOW(3)
Peer G
Peer D
Peer E
Peer B
Peer A
Peer C
Peer F

SBOW presents compelling investment with ability to unlock value

Source: FactSet, RSEG/Enverus. Company filings and press releases

Note: Peers (in alphabetical order) include: Antero Resources, Chesapeake Energy, CNX Resources, Comstock Resources, EQT, Gulfport, Range Resources, Southwestern Energy

(1) P/NAV Upside = Enverus calculated NAV $/sh value ($70 oil / $3.00 gas) / share price as of 6/14/22

(2) FCF Yield = 2023 FCF / Market Capitalization as of 6/14/22. Peer FCF per latest NAV Enverus report defined as EBITDA less capex less interest expense

(3) Based on preliminary 2023 guidance and share price as of 7/1/22

SilverBow's Value Proposition

SBOW 5 YEARS LISTED NYSE

SilverBow RESOURCES®

Pure Play Eagle Ford E&P

Established operator with deep technical experience and in-basin knowledge

Balanced Commodity Mix

Inventory provides optionality in capital allocation based on prevailing commodity prices

Focus on Costs & Margins

Competitive cost structure with relentless focus on margins and capital efficiency

Exposure to Premium Markets

Competitive advantage from exposure to premium Gulf Coast pricing

Returns Driven

Maximize return on capital investments through repeat execution and financial discipline

Consistently generating cash flow with high margins and a leading cost profile



Appendix

2022 Guidance

	ACTUAL					GUIDANCE	
	3Q21	4Q21	FY21	1Q22	2Q22	3Q22	FY22
Production Volumes:							
Oil (Bbls/d)	4,001	5,750	4,005	4,769	4,399	9,700 - 10,100	7,900 - 8,200
Gas (MMcf/d)	164	184	166	173	186	200 - 210	194 - 200
NGL (Bbls/d)	4,038	5,258	4,033	3,994	4,254	5,800 - 6,200	5,100 - 5,400
Total Reported Production (MMcfe/d)	**212**	**250**	**214**	**226**	**238**	293 - 308	272 - 282
% Gas	*77%*	*74%*	*77%*	*77%*	*78%*	*68%*	*71%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	($2.02)	($1.54)	($0.45)	($1.70)	$1.53	($0.50) - $2.50	NA
Natural Gas NYMEX Differential ($/Mcf)	$0.13	($0.19)	$0.58	$0.01	$0.11	($0.30) - ($0.20)	NA
Natural Gas Liquids (% of WTI)	44%	43%	41%	37%	36%	33% - 37%	NA
Costs & Expenses:							
Lease Operating Expenses ($/Mcfe)	$0.38	$0.37	$0.35	$0.48	$0.47	$0.71 - $0.75	$0.59 - $0.63
Transportation and Processing ($/Mcfe)	$0.30	$0.30	$0.31	$0.31	$0.31	$0.33 - $0.37	$0.32 - $0.36
Production Taxes (% of Revenue)	4.9%	4.8%	4.7%	6.0%	5.4%	5.0% - 6.0%	5.5% - 6.5%
Cash G&A ($MM)	$4.1	$5.7	$17.2	$3.7	$4.0	$4.2 - $4.7	$16.0 - $17.0

Note: Table represents as-reported figures

Note: 2Q22 production includes 50 days of SandPoint volumes

Capital Structure & Credit Profile

- **Revolving Credit Facility (due Oct-26)**
  - $775 million borrowing base
  - $494 million outstanding
  - SOFR + 2.75%-3.75%
  - 14 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA <3.0x
- **Second Lien Facility (due Dec-26)**
  - $150 million outstanding
  - LIBOR + 7.50% with 1% LIBOR floor
  - 101 through December 2022 and par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA <3.25x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 22.3 million shares as of 7/29/22

Capitalization

($MM, except per unit amounts)

Share Price (7/29/22)	$45.19
Shares Outstanding (7/29/22) (MM)	22.3
Equity Market Capitalization	**$1,008.0**
Plus: Revolving Credit Facility[1]	$494.0
Plus: Second Lien[1]	150.0
Less: Cash and Cash Equivalents[1]	(9.4)
Enterprise Value	**$1,642.6**

Valuation Statistics	*Metric*	*Multiple*
EV / LTM Adjusted EBITDA[2]	$453	3.6x
EV / Proved Reserves ($/Mcfe)[3]	1,599	$1.03
EV / 2Q22 Production ($/Mcfe/d)	238	$6,907

Credit Statistics	*Multiple*
Total Debt / LTM Adjusted EBITDA[2]	1.4x
Total Debt / PDP Reserves ($/Mcfe)[3]	0.8x
PDP PV-10 / Total Debt[3]	2.8x

Straightforward capital structure with improving metrics

Note: Borrowing base amount reflects latest redetermination

(1) Cash and debt balance as of 6/30/22

(2) LTM Adjusted EBITDA of $452.9 million includes $154.2 million of contributions from closed acquisitions

(3) Reserves and PV-10 as of 6/30/22. PV-10 based on 6/30/22 SEC pricing

Borrowing Base Upsize and RBL Extension

SBOW LISTED NYSE 5 YEARS

SilverBow RESOURCES®

$2.0 billion

Senior Secured Credit Facility

June 2022

Bank Syndicate

#	Lender	Title	Current Hold ($MM)	% of Total
1	JP Morgan	Admin Agent / Joint Lead Arranger	$70.0	9.0%
2	Bank of America	Joint Lead Arranger	$65.0	8.4%
3	Barclays	Joint Lead Arranger	$65.0	8.4%
4	CIBC	Joint Lead Arranger	$65.0	8.4%
5	Fifth Third	Joint Lead Arranger	$65.0	8.4%
6	Key Bank	Joint Lead Arranger	$65.0	8.4%
7	Mizuho	Joint Lead Arranger	$65.0	8.4%
8	Truist	Joint Lead Arranger	$65.0	8.4%
9	Capital One	Documentation Agent	$55.0	7.1%
10	Citi	Documentation Agent	$55.0	7.1%
11	PNC	Documentation Agent	$55.0	7.1%
12	BOKF		$35.0	4.5%
13	Comerica		$30.0	3.9%
14	East West		$20.0	2.6%
Total			***$775.0***	***100.0%***

Credit Facility Terms

- **Facility**: $2 billion maximum credit amount with an initial borrowing base of $775 million
- **Maturity**: October 2026
- **Security**: 85% of PV-9 of borrowing base properties and title requirement 85% of the PV-9
- **Pricing**: SOFR+275-375 bps
- **Financial Covenants**: Current Ratio ≥1.0x; Total Debt / EBITDA ≤3.0x
- **Restricted Payments**: Subject to <1.25x PF leverage and 20% PF minimum availability on the Borrowing Base

Upsized borrowing base and extended RBL in conjunction with latest acquisitions

Current Hedge Position

	3Q 2022 (3 Months)	4Q 2022 (3 Months)	1Q 2023 (3 Months)	2Q 2023 (3 Months)	3Q 2023 (3 Months)	4Q 2023 (3 Months)	1Q 2024 (3 Months)	2Q 2024 (3 Months)	3Q 2024 (3 Months)	4Q 2024 (3 Months)
NYMEX HH GAS										
Swaps										
Gas (MMBtu)	6,207,226	4,399,284	1,161,000	3,876,000	4,816,000	3,887,000	891,000	5,525,000	5,060,000	5,060,000
Wt Avg Price	$3.70	$3.95	$6.11	$4.52	$4.57	$4.71	$4.50	$3.89	$3.94	$4.21
Collars										
Gas (MMBtu)	8,925,300	10,972,376	13,067,900	10,321,250	10,056,400	10,605,000	5,111,000	93,000	198,000	185,000
Wt Avg Ceiling	$3.57	$4.16	$5.36	$3.73	$3.89	$4.51	$5.54	$3.65	$3.33	$3.33
Wt Avg Floor	$3.08	$3.42	$3.79	$3.07	$3.24	$3.69	$3.67	$3.15	$2.90	$2.90
Three-Way Collars										
Gas (MMBtu)			347,800	310,400	233,100	219,200	198,000	188,000		
Wt Avg Ceiling			$3.03	$3.01	$2.95	$2.94	$3.37	$3.37		
Wt Avg Floor			$2.56	$2.54	$2.50	$2.50	$2.50	$2.50		
Wt Avg Subfloor			$2.06	$2.04	$2.00	$2.00	$2.00	$2.00		
NYMEX WTI OIL										
Swaps										
Oil (Bbls)	528,696	559,876	532,175	494,575	533,980	569,300	227,500	249,500	229,000	217,000
Wt Avg Price	$66.32	$74.00	$81.52	$80.75	$77.36	$78.26	$80.78	$80.47	$78.90	$77.76
Collars										
Oil (Bbls)	191,227	201,304	171,707	167,949	72,847	72,242	137,700	33,000		
Wt Avg Ceiling	$86.62	$85.50	$66.00	$64.89	$66.26	$65.13	$65.86	$60.72		
Wt Avg Floor	$73.03	$70.58	$47.37	$53.91	$59.27	$58.54	$51.61	$45.00		
Three-Way Collars										
Oil (Bbls)	15,139	13,280	14,470	13,260	9,570	8,970	8,247	7,757		
Wt Avg Ceiling	$62.50	$62.14	$64.55	$64.53	$63.33	$63.35	$67.85	$67.85		
Wt Avg Floor	$53.27	$52.94	$55.14	$55.04	$53.41	$53.38	$57.50	$57.50		
Wt Avg Subfloor	$42.48	$42.21	$44.24	$44.19	$43.08	$43.08	$45.00	$45.00		
NGL										
Swaps										
NGLs (Bbls)	283,498	298,995	247,500	250,250	253,000	253,000	127,394	127,400	128,800	128,800
Wt Avg Price	$34.05	$34.49	$34.27	$34.27	$33.97	$33.97	$29.38	$29.39	$29.39	$29.39
Oil Basis										
Swaps										
CMA Roll (Bbls)	389,300	266,800								
Wt Avg Price	$1.23	$0.19								
Gas Basis										
Swaps										
HH-HSC (MMBtu)	5,661,000	5,652,000	4,680,000	4,610,000	4,600,000	4,600,000	5,460,000	5,770,000	5,520,000	5,520,000
Wt Avg Price	($0.04)	($0.06)	$0.18	($0.19)	($0.17)	($0.14)	$0.12	($0.26)	($0.23)	($0.19)

Note: Hedge portfolio as of 7/29/22

Note: The above analysis assumes 1 Mcf equals MMBtu

Calculation of Adjusted EBITDA & Free Cash Flow

SBOW LISTED NYSE 5 YEARS

($000s, except per unit metrics)	2021			2022	
	3Q	4Q	FY	1Q	2Q
Net Income / (Loss)	**($35,943)**	**$114,274**	**$86,759**	**($64,255)**	**$88,790**
Plus:					
DD&A	16,054	23,144	68,629	21,154	26,441
Accretion of ARO	77	80	306	99	101
Interest Expense	7,433	7,241	29,129	6,557	7,902
Loss / (Gain) on Commodity Derivatives, net	88,554	(29,862)	123,018	140,242	22,406
Realized Gain / Loss on Commodity Dertivatives, net[1]	(19,327)	(41,087)	(73,256)	(28,201)	(66,233)
Income Tax Expense / (Benefit)	(408)	6,806	6,398	(2,754)	4,366
Non-cash Equity Compensation	1,191	1,195	4,645	1,047	1,667
Adjusted EBITDA	**$57,631**	**$81,791**	**$245,628**	**$73,889**	**$85,440**
Plus:					
Cash Interest Expense & Bank Fees, Net	(6,995)	(8,247)	(30,924)	(5,816)	(13,448)
Capital Expenditures[2]	(51,330)	(20,055)	(130,503)	(40,358)	(74,469)
Current Income Tax (Expense) / Benefit	408	(594)	(186)	(149)	(258)
Free Cash Flow	**($286)**	**$52,895**	**$84,015**	**$27,566**	**($2,735)**
Adjusted EBITDA	**$57,631**	**$81,791**	**$245,628**	**$73,889**	**$85,440**
Plus:					
Pro Forma Contribution From Acquisitions	31,179	37,167	95,303	46,160	39,666
Adjusted EBITDA for Leverage Ratio[3]	**$88,810**	**$118,958**		**$120,049**	**$125,106**

Note: Table represents as-reported figures

(1) Amounts relate to settled contracts covering the production months during the period

(2) Excludes proceeds/(payments) related to the divestiture/(acquisition) of oil and gas properties and equipment, outside of regular way land and leasing costs

(3) LTM Adjusted EBITDA for Leverage Ratio does not include amortization of previously unwound derivative contracts beginning 1Q22

Calculation of Cash General & Administrative Expenses

($000s, except per unit metrics)	2021			2022	
	3Q	4Q	FY	1Q	2Q
General and administrative, net	**$5,257**	**$6,927**	**$21,799**	**$4,786**	**$5,709**
Less:					
Non-cash Equity Compensation	(1,191)	(1,195)	(4,645)	(1,047)	(1,667)
Cash general and administrative, net	**$4,066**	**$5,732**	**$17,154**	**$3,740**	**$4,043**
General and administrative, net (per Mcfe)	**$0.27**	**$0.30**	**$0.28**	**$0.24**	**$0.26**
Less:					
Non-cash Equity Compensation (per Mcfe)	($0.06)	($0.05)	($0.06)	($0.06)	($0.07)
Cash general and administrative, net (per Mcfe)	**$0.21**	**$0.25**	**$0.22**	**$0.18**	**$0.19**

Note: Table represents as-reported figures

SBOWay

ONE TEAM

UNLEASH POTENTIAL

DRIVE VALUE

LEAD THE WAY

SAFETY STRONG

Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
920 Memorial City Way, Suite 850
Houston, Texas 77024
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Director of Finance & Investor Relations
(281) 423-0314
IR@sbow.com

Chris Denison
Senior Financial Analyst
(281) 423-0304
IR@sbow.com

SilverBow
RESOURCES®